Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, effective as of June 30, 2007 (the “Amendment”), is entered into among (i) ANDREW CORPORATION, a Delaware corporation (the “Company”), and the Designated Subsidiaries of the Company that are parties thereto (together with the Company, the “Borrowers”), (ii) the undersigned financial institutions, and (iii) BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent (the “Administrative Agent”) for the Lenders and as L/C Issuer.

R E C I T A L S:

A. The Borrowers, various financial institutions (the “Lenders”), the Administrative Agent and the L/C Issuer entered into a Credit Agreement, dated as of September 29, 2005, as amended by a First Amendment to Credit Agreement, dated as of June 16, 2006 and as further amended by a Second Amendment to Credit Agreement, dated as of July 13, 2007 (the “Credit Agreement”).

B. The Borrowers have requested that the Lenders and the Administrative Agent enter into this Amendment in order to make certain amendments to the Credit Agreement as provided herein.

C. Capitalized terms used herein and not otherwise defined shall have the meanings provided for in the Credit Agreement.

D. In consideration of the mutual agreements contained herein the parties hereto agree as follows:

1.	AMENDMENT

Upon satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is amended as follows:

1.1 The definition of “Consolidated EBITDA” contained in Section 1.1 of the Credit Agreement is hereby restated in its entirety to read as follows:

“"Consolidated EBITDA" means, with respect to any Person for any period of determination, Consolidated Operating Income of such Person for such period, plus, without duplication, (i) depreciation, (ii) amortization, (iii) interest income and (iv) solely for purposes of calculating compliance with the financial covenants set forth in Section 6.2.2 (and not for purposes of calculating the Consolidated Total Debt to EBITDA Ratio as used to determine the Applicable Commitment Fee Percentage, the Applicable L/C Fee Rate and the Applicable Margin), non-cash charges incurred from the impairment of goodwill of such Person and its consolidated Subsidiaries for such period, all as determined on a consolidated basis in accordance with GAAP.”

2.	CONDITIONS PRECEDENT

This Amendment shall become effective at such time as the Administrative Agent has received (i) counterparts of this Amendment executed by the Borrowers and the Required Lenders and the Administrative Agent, and (ii) payment to the Administrative Agent for the ratable benefit of the Lenders executing and delivering to the Administrative Agent this Amendment on or before July 27, 2007 of an amendment fee in the amount of 0.05% of each of such Lender’s respective Commitments.

3.	WAIVER

The Administrative Agent and the Lenders hereby waive any Event of Default occurring due to a Change of Control resulting from any contract or arrangement entered into by the Company and CommScope in furtherance of the CommScope Merger Transaction prior to the effective date of this Amendment. The foregoing waiver shall expire on the earlier to occur of (a) the date of the consummation of the CommScope Merger Transaction or (b) March 31, 2008 if, prior to such date all such contracts and arrangements have not been terminated in a manner reasonably satisfactory to the Administrative Agent.

4.	EXPENSES

The Company shall pay, promptly upon receipt of a reasonably detailed invoice therefor, all reasonable attorneys’ fees and out-of-pocket costs of the Administrative Agent in connection with this Amendment.

5.	MISCELLANEOUS

5.1 Limited Nature of Amendments. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Credit Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Credit Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

5.2 Conflict. If there is an express conflict between the terms of this Amendment and the terms of the Credit Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

5.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original. Receipt by the Administrative Agent from a Lender of an executed signature page hereto by facsimile or e-mail shall be effective as receipt of an original manually executed counterpart.

5.4 Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Lenders as follows: (A) the Company and each Designated Subsidiary has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder; (B) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company and each Designated Subsidiary and are enforceable against the Company and each Designated Subsidiary in accordance with their terms; and (C) all representations and warranties of the Company contained in the Credit Agreement and all other agreements, instruments and other writings relating thereto are true and complete as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.

5.5 Governing Law. This Amendment shall be construed in accordance with and governed by and the internal laws of the State of Illinois, without giving effect to choice of law principles.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ANDREW CORPORATION

By:	/s/ Dan Hartnett
Name:	Dan Hartnett
Title:	Vice President, Tax and Treasury

DESIGNATED SUBSIDIARIES:

ANDREW AG

By:	/s/ Mark Olson
Name:	Mark Olson
Title:	Director

ANDREW TELECOMMUNICATIONS PRODUCTS SRL

By:	/s/ F. Willis Caruso, Jr.
Name:	F. Willis Caruso, Jr.
Title:	Vice President

MIKOM-GMBH MIKROTECHNIK ZUR KOMMUNIKATION

By:	/s/ F. Willis Caruso, Jr.
Name:	F. Willis Caruso, Jr.
Title:	Managing Director

ANDREW HOLDINGS (GERMANY) GmbH

By:	/s/ F. Willis Caruso, Jr.
Name:	F. Willis Caruso, Jr.
Title:	Managing Director

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Suzanne M. Paul
Name:	Suzanne M. Paul
Title:	Vice President

LENDERS

BANK OF AMERICA, N.A., as a Lender, L/C Issuer, Swing Line Lender and Foreign Swing Line Lender

By:	/s/ Craig W. McGuire
Name:	Craig W. McGuire
Title:	Senior Vice President

CITICORP NORTH AMERICA, INC., as a Lender and Syndication Agent

By:	/s/ Ross Levitsky
Name:	Ross Levitsky
Title:	Vice President

FIFTH THIRD BANK (CHICAGO), as Co-Documentation Agent and Lender

By:	/s/ Charles Smith
Name:	Charles Smith
Title:	Vice President

HARRIS N.A., as Co-Documentation Agent and Lender

By:	/s/ Naghweh Hashemifard
Name:	Naghweh Hashemifard
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and Lender

By:	/s/ James N DeVries
Name:	James N. DeVries
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as Co-Documentation Agent and Lender

By:	/s/ Corinne Potter
Name:	Corinne Potter
Title:	Assistant Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH (f/k/a The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch), as a Lender

By:	/s/ Masakazu Sato
Name:	Masakazu Sato
Title:	Deputy General Manager

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Sharon Bazbaz
Name:	Sharon Bazbaz
Title:	Vice President

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Makoto Murata
Name:	Makoto Murata
Title:	Deputy General Manager

BANCA NAZIONALE DEL LAVORO SPA, NEW YORK BRANCH, as a Lender

By:	/s/ Elisa Giuliano-Zucaro	/s/ Antonio Labriola
Name:	Elisa Giuliano-Zucaro	Antonio Labriola
Title:	Vice President	Vice President

THE BANK OF NEW YORK, as a Lender

By:
Name:
Title:

MORGAN STANLEY BANK, as a Lender

By:
Name:
Title:

NATIONAL CITY BANK, as a Lender

By:	/s/ Stephanie A. Kline
Name:	Stephanie A. Kline
Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Michael Kingsley
Name:	Michael Kingsley
Title:	Vice President

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